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                                                                     EXHIBIT 2.2


                        OMITTED SCHEDULES AND EXHIBITS
                        ------------------------------

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
Exhibits                        Description
--------                        -----------
Exhibit 3(b)                    Form of Escrow Agreement
Exhibit 3(c)(i) and (ii)        Form of Employment and Non-Competition Agreement; Form
                                of Non-Competition Agreement
Exhibit 3(e)                    Form of Stock Option Agreement
Exhibit 4(k)                    Leases of Real Property
Exhibit 9(h)                    Opinion of Counsel to Sellers and the Corporation
Exhibit 10(d)                   Opinion of Counsel to Buyer and ABT
Exhibit 15(b)                   Notes Payable by the Corporation

Schedules
---------
Schedule 4(b)(i)                Consents of Other Persons
Schedule 4(b)(ii)               Interest in Other Entities
Schedule 4(c)(i)                Legal Proceedings, Seller and/or Corporation as Party
Schedule 4(c)(ii)               Complaints, Claims, etc. from Customers, Purchasers, etc.
Schedule 4(c)(iii)              Claims Related to Products or Services
Schedule 4(c)(iv)               Return of Goods
Schedule 4(d)                   Encumbrances
Schedule 4(e)                   Trademarks, Trade Names
Schedule 4(f)                   Patents, PVPA Certificates, etc.
Schedule 4(g)                   Financial Statements
Schedule 4(h)                   Material Adverse Change
Schedule 4(j)                   Accounts Receivable and Inventory
Schedule 4(k)                   Real Property Owned or Leased; Personal Property Leased
Schedule 4(l)                   Material Contracts
Schedule 4(m)                   Violations or Restrictions
Schedule 4(p)                   Pension & Profit Sharing Plan
Schedule 4(q)                   Insurance Policies
Schedule 4(r)                   Rights of Third Parties
Schedule 4(s)                   Powers of Attorney
Schedule 4(u)                   Vendors and Customers
Schedule 4(w)                   Compensation Plans
Schedule 4(x)                   Governmental Licenses
Schedule 4(z)                   Compliance with Laws
Schedule 4(aa)                  Guarantees by Sellers of Obligations of the
                                Corporation
Schedule 4(bb)                  Benefits
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     Registrant will furnish to the Securities and Exchange Commission a copy of any Schedule or Exhibit listed above upon request.